UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2006

STRATOS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware 0-30869	36-4360035
(State or other jurisdiction (Commission	(IRS Employer
of incorporation) File Number)	Identification No.)

7444 West Wilson Avenue, Chicago, IL	60706
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 867-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 21, 2006, the Compensation Committee of the Board of Directors of Stratos International, Inc. adopted and approved a form of management retention agreement to be entered into by Stratos with certain officers, including the following named executive officers: Joe Norwood, Richard Durrant and Barry Hollingsworth, pursuant to which such officers will be entitled to certain severance payments under certain circumstances. Generally, the agreements provide a severance payment of 100% of base salary and a pro-rated portion of the annual target bonus if, following the occurrence of a “change of control” (as defined in the agreements), the officer’s employment is terminated (i) involuntarily by Stratos other than for “cause” (as defined in the agreements), or (ii) voluntarily by the employee for “good reason” (as defined in the agreements). The foregoing summary of the agreements is qualified in its entirety by reference to Exhibit 10.1 attached to this Current Report on Form 8-K, which exhibit is incorporated by this reference.
     On April 21, 2006, the Compensation Committee also adopted a 2007 annual incentive bonus plan pursuant to which certain key employees of Stratos are entitled to receive bonuses from Stratos based upon Stratos’ financial results for the year ending April 30, 2007 and certain other criteria. Stratos’ named executive officers Phillip A. Harris, Joe Norwood, Richard Durrant and Barry Hollingsworth are entitled to participate in the plan. Under the plan, which is substantially similar to the Company's 2006 Annual Incentive Bonus Plan, no bonuses will be paid unless Stratos has positive net income for the fiscal year ending April 30, 2007, after accruing for any applicable bonus payments. Bonus payments generally depend on Stratos’ overall profitability, division profitability, and the achievement of objectives set by management. Maximum payouts under the bonus plan vary from 20% to 60% of base salary. This summary of the bonus plan is qualified in its entirety by reference to the bonus plan attached as Exhibit 10.2.
     On April 21, 2006, the Compensation Committee also approved awards of the following number of shares of restricted stock, pursuant to Stratos’ 2003 Stock Plan, as amended, and the form of Restricted Stock Award Agreement attached hereto as Exhibit 10.3, to the following named executive officers of Stratos: Phillip A. Harris, 55,600 shares; Joe Norwood, 15,300 shares; Richard Durrant, 15,300 shares; and Barry Hollingsworth, 15,300 shares. The form of Restricted Stock Award Agreement approved by the Compensation Committee to reflect these awards is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibit is furnished with this document:

Exhibit
Number

Description of Exhibit

10.1	Form of Management Retention Agreement

10.2	2007 Annual Incentive Bonus Plan

10.3	Form of Restricted Stock Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.
By:	/s/ Barry Hollingsworth
Name:	Barry Hollingsworth
Title:	Chief Financial Officer

     Date: May 1, 2006

Exhibit Index

Exhibit
Number

Description of Exhibit

10.1	Form of Management Retention Agreement

10.2	2007 Annual Incentive Bonus Plan

10.3	Form of Restricted Stock Award Agreement